Investor Presentation - June 2023 VIRCO Investor Presentation June, 2023 1Virco Mfg. Corporation: VIRC

2Investor Presentation - June 2023 Virco Mfg. Corporation: VIRC This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding: our future financial results and growth in our business; the educational furniture industry generally, including the domestic market for classroom furniture; the anticipated recovery of our customers from COVID-19 and re-opening of school districts; trends in the growth and development of our Company; the sustainability of recent growth in revenues and customers; our ability to increase production profitably; trends in shipping costs; our competitive advantages; our future revenues and operating margins; our ability to retain customer relationships and enter new markets; our near-term and long-term growth opportunities; market demand and product development; estimates of unshipped backlog; order rates and trends in seasonality; our product relevance; general economic conditions and patterns; our cost control initiatives and absorption rates; and supply chain challenges. Forward-looking statements are based on current expectations and beliefs about future events or circumstances, and you should not place undue reliance on these statements. Such statements involve known and unknown risks, uncertainties, assumptions and other factors, many of which are out of our control and difficult to forecast. These factors may cause actual results to differ materially from those that are anticipated. Such factors include, but are not limited to: uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic; changes in general economic conditions including raw material, energy and freight costs; state and municipal bond funding; state, local, and municipal tax receipts; order rates; the seasonality of our markets; the markets for school and office furniture generally, the specific markets and customers with which we conduct our principal business; the impact of cost-saving initiatives on our business; the competitive landscape, including responses of our competitors and customers to changes in our prices; demographics; and the terms and conditions of available funding sources. See our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q, and other reports and material that we file with the Securities and Exchange Commission for a further description of these and other risks and uncertainties applicable to our business. We assume no, and hereby disclaim any, obligation to update any of our forward-looking statements. We nonetheless reserve the right to make such updates from time to time by press release, periodic reports, or other methods of public disclosure without the need for specific reference to this presentation. No such update shall be deemed to indicate that other statements which are not addressed by such an update remain correct or create an obligation to provide any other updates. Forward Looking Statements

Investor Presentation - June 2023 Business Dynamics and Key Trends 3 • Largest manufacturer and supplier of movable furniture and equipment for the education market in the United States • Founded in 1950 by Julian Virtue • Founding family still owns over 30% of outstanding shares; actively engaged in day-to-day management • Vertical business model built around 2,300,000 sq. ft. of U.S. manufacturing and distribution infrastructure • 550,000 sq. ft. in Torrance, California services states west of the Rockies and Pacific Rim • 1,750,000 sq. ft. in Conway, Arkansas services states east of the Rockies and Caribbean, Atlantic • Extensive portfolio of intellectual property including patents, trademarks, proprietary tooling, equipment, operating software and technology • Over 800 full-time employees, 40% of whom have over 20 years of experience with Virco Virco Mfg. Corporation (NASDAQ:VIRC) Corporate Overview Virco Mfg. Corporation: VIRC

Business Dynamics and Key Trends 4Virco Mfg. Corporation: VIRCInvestor Presentation - June 2023 Investment Highlights • Exceptional brand awareness with reputation for safety, reliability and quality earned over 70+ years of serving the education market • Well positioned to benefit from ongoing rationalization of extended supply chains • Economic barriers to entry like seasonality and the “price/cube threshold” protect existing market of school furniture and provide growth opportunities into adjacent markets • Large installed base of Virco furniture creates sizable annuity-like revenue stream from follow-on orders that match existing furniture • Valuable U.S. manufacturing and distribution footprint with proven operating efficiencies; significant production increase is possible with only minimal levels of maintenance cap-ex. • The following timeline shows why the current moment might be a positive inflection point for Virco

Business Dynamics and Key Trends Virco Mfg. Corporation: VIRCInvestor Presentation - June 2023 Baby Boom Baby Boom Echo Virco Timeline – 1965 to 2023 $300,000 N et S al es (i n th ou sa nd s) $275,000 $250,000 $225,000 $200,000 $175,000 $150,000 $125,000 $100,000 $75,000 $50,000 $25,000 $0 Restructuring, “ZUMA”, “Equipment for Educators” China enters the WTO putting pressure on U.S. manufacturers COVID closes schools Supply chain collapse “Great Recession” 5 Net Sales Pre-Tax Income / loss Virco goes public, releases “9000 Classic Series” Conway “Plant II” 19 65 19 66 19 67 19 68 19 69 19 70 19 71 19 72 19 73 19 74 19 75 19 76 19 77 19 78 19 79 19 80 19 81 19 82 19 83 19 84 19 85 19 86 19 87 19 88 19 89 19 90 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 Industry consolidation Further Industry consolidation Pr e- Ta x In co m e (L os s) (i n th ou sa nd s) $ 25,000 $ 20,000 $ 15,000 $ 10,000 $ 5,000 $ 0 $ (5,000) $ (10,000) $ (15,000) $ (20,000) $ (25,000)

Business Dynamics and Key Trends 6Virco Mfg. Corporation: VIRCInvestor Presentation - June 2023 Timeline • Virco founded in 1950 • Virco goes public in 1965 and releases “9000” series, possibly the world’s largest-selling chair with over 60,000,000 units sold • Virco prospers through the long Baby Boom and its “echo” • 2000: Investment of over $60mm in Conway “Plant II” to meet growing demand. Maintenance cap-ex since 2000 averages $5mm annually • 2001 Negative Inflection: China admitted to World Trade Organization; dot-com Recession impacts public school funding. Virco loses $40,000,000 of commodity furniture business in a single year • China puts “lid” on prices and revenue for next 20 years, establishing new competitive paradigm that allows U.S. distributors to source furniture from China and erode Virco’s revenue and margins • 2002: Acquisition of Furniture Focus, a school furniture and equipment reseller • 2004: Major restructuring to address lower revenue • 2004: Release of “Zuma” product line and tactical emphasis of “color” and “choice” to combat imports • 2004: Implementation of “Equipment for Educators” strategy positions Company product offering behind protective moats of seasonality and the Price/Cube Threshold • 2004 through 2007: Revenue and margins stabilize under new strategy as many domestic school furniture makers exit the industry • 2008-2009: Great Recession further reduces number of U.S. competitors; funding impacts on schools lag by several years but eventually impact Virco’s revenue • 2013-2019: Company revenue and margins wobble around break-even as competition with U.S. distributors, sourcing their furniture from China, continues • 2020: COVID pandemic closes schools, amplifies impacts of seasonality and price/cube threshold on bulky items like school furniture; final capitulation of several more competitors • 2021: Supply chain collapse disrupts import flows, financing, and reliability, calling into question long-term sustainability of “China Model” • 2022 Positive Inflection: Virco’s U.S. based factories and vertical business model deliver 25.0% YOY revenue growth as operating margins return to historic levels and Virco achieves cost parity/advantage over imports, with ongoing superiority in quality, reliability, and customization

Business Dynamics and Key Trends Investor Presentation - June 2023 • Schools typically place orders in late Spring or early Summer for delivery prior to the start of the upcoming school year • Approximately 50% of Virco’s annual sales are recognized in the months of June, July and August • Due to seasonality, the company typically generates profits in the 2nd and 3rd fiscal quarters and losses in the 1st and 4th fiscal quarters • “Shipments plus Backlog” is a key internal (non-GAAP) metric that allows management to correct for seasonality when planning production, staffing, inventories, and financing. It allows for a hybrid of make-to-order and make-to-stock operating strategies, thus reducing the risks of seasonality. This is a valuable proprietary metric not available to dis-aggregated, non-vertical competitors. Seasonal Impact of Education Market Q1 Q2 Q3 Q4 Peak Orders 4 weeks Peak Deliveries 7Virco Mfg. Corporation: VIRC

Business Dynamics and Key Trends 8Virco Mfg. Corporation: VIRCInvestor Presentation - June 2023 Virco Shipments + Backlog at May 31 vs. Year-Ending Revenue: 2001-2023 • Shipments + Backlog is a non- GAAP internal metric used by management to plan production, staffing, inventories, and seasonal working capital • The metric is especially valuable in early-season planning, before peak summer shipments • As Virco’s seasonal pattern progresses through the year, the weight of this metric shifts from backlog to shipments • The pattern has been robust over two decades, and is proprietary to Virco 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 280 260 240 220 200 180 160 140 120 100 80 60 (in m illi on s) YTD Shipments + Backlog Through May 31 Year End Shipments

Business Dynamics and Key Trends Investor Presentation - June 2023 9 • Following China’s entry into the WTO, many furniture and equipment markets shifted to Chinese suppliers to take advantage of lower cost labor and production • Education market was less impacted as large, bulky items required for schools (i.e., items that can’t be stacked) were too expensive to ship from China • Initially following China’s entry into the WTO, items that sold for less than $10/cubic foot were not profitable enough to be manufactured and shipped from China • In recent years, rising production and shipping costs have increased the price/cube threshold to $30/cubic foot • The increase in the price/cube threshold has made domestic manufacturers more competitive and opened up new market opportunities for Virco Shift in Price/Cube Threshold Creating Additional Opportunities for Virco $30 $10 2001 2021 Virco Mfg. Corporation: VIRC

Business Overview Investor Presentation - June 2023 Virco Mfg. Corporation: VIRC 10 Main Product Categories Chairs Desks Tables

Business Overview Investor Presentation - June 2023 Virco Mfg. Corporation: VIRC 11 • Classrooms • Administration • Cafeterias and Food-Service • Science Labs • Libraries & Media Centers • Clinics • Performing Arts • Break Rooms • Seminar • Career Training and Technology • Hospitality • Places of Worship “Education” Encompasses A Diverse Number Of Venues Virco supplies furniture and equipment for all of these venues, many of which offer growth opportunities into adjacent markets with similar characteristics.

Business Overview Investor Presentation - June 2023 Virco Mfg. Corporation: VIRC 12 CLASSROOMS ADMINISTRATION CAFETERIAS AND FOOD-SERVICE SCIENCE LABS

Business Overview Investor Presentation - June 2023 Virco Mfg. Corporation: VIRC 13 LIBRARIES & MEDIA CENTERS CLINICS PERFORMING ARTS BREAK ROOMS

Business Overview Investor Presentation - June 2023 Virco Mfg. Corporation: VIRC 14 SEMINAR CAREER TRAINING AND TECHNOLOGY HOSPITALITY PLACES OF WORSHIP

Business Overview Investor Presentation - June 2023 Virco Mfg. Corporation: VIRC 15 • Virco sales managers work directly with educators to specify products, provide layout and design, establish service and delivery expectations. • Pricing is confirmed with the nation’s leading public procurement contract for educational furniture and equipment. • For large projects such as new schools or customized refurbishments, Virco’s personnel use proprietary PlanSCAPE software to provide project management from concept to cash collection. • Orders are immediately communicated to Virco’s U.S. factories and made to order from raw materials like steel, plastic resin, and wood. No guessing about specifications or details. No risky reliance on extended supply chains. • Virco’s logistics and service teams confirm site-readiness, coordinate delivery, and perform last-mile installation on campuses. • Change orders and final punch-list items are resolved in real time, insuring completion so schools can open on time. • Cash collections peak in late summer and fall. Virco has virtually no bad debt. Virco’s Vertical Business Model Offers Visibility And Control Of The Order-To-Cash Cycle.

Business Overview

Proprietary PlanSCAPE® Software & Project Management

Virco's Direct Sales Force Uses PlanSCAPE to Help Schools Design and Plan Projects

Comprehensive Project Management Process

DESIGN PHASE
Define the project scope in terms of space, product selection, design and timeline.
4 to 6 MONTHS

PROCUREMENT PHASE
Secure products and services. Plan delivery schedule.
1 to 3 MONTHS

INSTALLATION PHASE
Receive, assemble, and install products. Verify satisfactory completion.
1 to 3 WEEKS

CLOSING PHASE
Resolve open issues. Finalize administrative tasks and conduct lessons learned.
2 to 4 WEEKS



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Business Overview Investor Presentation - June 2023 Virco Mfg. Corporation: VIRC 17 One-stop shop • Product line expansion has enabled Virco to provide all furniture and equipment needs for schools and meet the desire for one vendor relationship Full-service capability • Layout planning, delivery and installation services differentiate Virco from competing manufacturers Shorter time to delivery • Average of 1 month from order to shipping compared to 4 months for overseas competitors Direct sales force with deep relationships in local education communities • Nationwide sales force with average of 20 years of experience with the company • Deeply embedded in local education communities with knowledge and understanding of where funding is available for new school development and refurbishing projects Customization capabilities • Ability to efficiently make modifications to existing products to respond to customer requests • Extensive color palette and selection of materials creates thousands of SKU possibilities from each design • Products resulting from modifications are frequently added to catalog in following year Effective supply chain management • Most materials sourced from within the U.S. results in superior and reliable supply chain Significant Competitive Advantages

Business Overview Investor Presentation - June 2023 Virco Mfg. Corporation: VIRC 18 Conway, AR - 1.75mm sq.ft. Torrance, CA - 0.55mm sq.ft. Virco Has Substantial Manufacturing And Logistical Strength • Facilities are designed, operated, and strategically positioned to support extreme throughput during peak summer season. • Torrance, California operation is 10 miles from Port of L.A./Long Beach and serves the western U.S. plus Pacific Rim (California is currently ranked as the world’s 4th largest economy and remains the Company’s largest state by revenue). • Conway, Arkansas operation is centrally located to serve the states east of the Rockies. • In the three months of June, July, and August, 2022, the Company delivered 21,000,000 pounds and over 3,400,000 cubic feet of furniture and equipment. • More than half of this volume was installed on campuses and inside classrooms. • This high volume of last-mile service differentiates Virco from: - Manufacturing competitors who rely on fragmented, third-party distributors for last-mile customer service and - Distribution competitors who rely on offshore factories during the highly compressed delivery season

Business Overview Investor Presentation - June 2023 Virco Mfg. Corporation: VIRC 19 • Largest installed base of furniture in U.S. education market creates significant annuity stream resulting from reorders • End users are 55,000,000 public and private school students plus 7,000,000 teachers and support staff • Reorders driven by need to maintain consistent look when ordering additional furniture or replacements • Approximately 80% of customers place an order each year • Sticky nature of customer relationships expected to result in sustainably higher revenue due to significant growth in customers in FY 23 Long-Term Value of Customer Base

Financial Review and Growth Opportunities 20Virco Mfg. Corporation: VIRCInvestor Presentation - June 2023 Recent Trends appear to have Restored Revenue and Operating Margins to Historic Levels of Profitability Financial Results of twelve-month period ended January 31, 2023 compared to the same period in the prior year • Net sales increased 25.0% to $231,064,000. • Gross margin increased from 33.0% to 36.9%. • SG&A declined from 33.1% to 32.2%. • Operating income increased from ($0.3 million) to $10.8 million.

Financial Review and Growth Opportunities

Quarterly Revenue & Pre-Tax Income (Loss), FYE 2018-FYE 2023



Net Sales (in thousands)
$100,000
$75,000
$50,000
$25,000
$0
Q1
Q2
Q3
Q4
FYE2018
FYE2019
FYE2020
FYE2021
FYE2022
FYE2023
$ 12,000
$ 10,000
$ 8,000
$ 6,000
$ 4,000
$ 2,000
$ 0
$ (2,000)
$ (4,000)
$ (6,000)
$ (8,000)
$ (10,000)
Pre-Tax Income (Loss) - (in thousands)
Net Sales
Pre-Tax Income

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Financial Review and Growth Opportunities 22Virco Mfg. Corporation: VIRCInvestor Presentation - June 2023 Strong Balance Sheet Key Takeaways • Minimal long-term debt • Operations are largely self-funding • Improved working capital management resulting in lower year-over-year inventory levels despite increase in net sales (Dollars in Thousands) As of 1/31/2023 As of 1/31/2022 As of 1/31/2021 Trade Accounts Receivable, Net $18,435 $17,769 $9,759 Inventories $67,406 $47,373 $38,270 Current Assets $89,068 $68,847 $50,967 Total Property, Plant & Equipment $170,372 $170,042 $168,829 Current Liabilities $48,525 $36,284 $22,106 Long Term Debt, Less Current Portion $14,384 $14,173 $9,553

Financial Review and Growth Opportunities 23Virco Mfg. Corporation: VIRCInvestor Presentation - June 2023 Revenue & Borrowings 240 220 200 180 160 140 120 100 80 60 40 20 0 (in m illi on s) Fiscal Year Ended January 31Period Ended July 31 Total Debt Net Sales $231,064 $184,828 $152,795 $191,063 $200,716 $189,287 $35,987 2017 2018 2019 2020 2021 20222018 2019 2020 2021 2022 2023 $51,030 $57,055 $36,185 $20,265 $37,240

Financial Review and Growth Opportunities 24Virco Mfg. Corporation: VIRCInvestor Presentation - June 2023 • Total addressable education market increasing to as much as $1 billion due to stimulus funding(1) • Stimulus funding driving long-delayed refurbishment projects among aging schools • Rising costs and increased delivery times among foreign competitors resulting in more customers turning to domestic suppliers • Improved ability to pass through price increases to customers • More orders including services component (accretive to gross margin) • Product development continuing to expand product categories and respond to market demand for flexible, mobile furniture that supports dynamic movement Near-Term Growth Opportunities (1) (Company estimate)

Financial Review and Growth Opportunities 25Virco Mfg. Corporation: VIRCInvestor Presentation - June 2023 • Penetrate legacy markets over next 3-5 years - Prior to China entering WTO, furniture for retail market accounted for ~$40 million in annual sales (major customers included Walmart and Home Depot) - Increase in price/cube threshold provides opportunity to compete in the retail market again • Increase sales to non-education markets in Q1 and Q4 to reduce seasonality and generate profits each quarter • Increase full year capacity utilization of existing production facilities to better absorb fixed costs and improve gross margin Long-Term Strategies for Improving Financial Performance and Enhancing Shareholder Value

Financial Review and Growth Opportunities Virco Mfg. Corporation: VIRCInvestor Presentation - June 2023 26 Market leading company with seasoned leadership, strong balance sheet, and valuable infrastructure Favorably positioned to capitalize on multiple positive catalysts and generate near-term growth in revenue and earnings Longer-term opportunities to expand into additional markets that will positively impact profitability and reduce seasonality in earnings Low-risk growth strategy that will not require acquisitions or dilutive capital raises Contact: Doug Virtue, President, dougvirtue@virco.com Bob Dose, CFO, robertdose@virco.com Summary